UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

Grayscale Stellar Lumens Trust (XLM)

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56434	83-6545098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Stellar Lumens Trust (XLM) Shares	GXLM	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 20, 2026, CoinDesk Indices, Inc. (the “Index Provider”) announced a change to the Digital Asset Trading Platforms used to calculate the Index Price (the “Constituent Trading Platforms”) for Grayscale Stellar Lumens Trust (XLM) (the “Trust”).

Effective January 20, 2026, the Index Provider added Binance (XLM-U.S. Dollar Coin (“USDC”) trading pair) to the CoinDesk Stellar Benchmark Rate (formerly known as the CoinDesk XLM CCIXber Reference Rate) (the “Index”) due to the trading platform meeting the Index Provider’s conditions for inclusion, and removed Bitfinex (XLM-U.S. Dollar (“USD”) trading pair) due to the trading platform failing to meet the Index Provider’s conditions for inclusion as part of its scheduled monthly review. As of the date of this current report, the Constituent Trading Platforms included in the Index Price are as follows:

•
XLM-USD Trading Pairs: Bitstamp by Robinhood, Crypto.com, Kraken, and OKX.
•
XLM-USDC Trading Pairs: Binance and Bybit.

The Index Provider may change the trading venues that are used to calculate an Index Price, or otherwise change the way in which an Index Price is calculated, at any time. For example, the Index Provider has scheduled monthly reviews, in which it may add or remove Constituent Trading Platforms that satisfy or fail the criteria described in “Item 1. Business—Overview of the XLM Industry and Market—The Index and the Index Price” in the Trust’s Annual Report on Form 10-K for the year ended September 30, 2025, as filed with the Securities and Exchange Commission on November 25, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Stellar Lumens Trust (XLM)

Date:	January 26, 2026	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer (Principal Financial and Accounting Officer)*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.